EXHIBIT  32

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Roger Tannery, Consulting Chief Financial Officer of American BioCare, Inc., formerly American Development & Investment Fund, Inc. (the Company), DO HEREBY CERTIFY, that:

1.           The Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (the Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13 of August, 2010.

      /s/ Roger Tannery
By .........................
       Roger Tannery,
                                                                                                       Consulting Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to American BioCare, Inc. and will be retained by the Company and furnished to the Securities and
Exchange Commission or its staff upon request.